UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	March 31, 2016

Item 1. Schedule of Investments:

Putnam VT American Government Income Fund

The fund's portfolio
3/31/16 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (87.2%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (23.4%)

Government National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028 to July 20, 2036			$72,016	$84,674
6s, with due dates from April 15, 2028 to November 20, 2038			182,147	208,846
5 1/2s, April 20, 2038			271,257	302,896
5s, TBA, April 1, 2046			1,000,000	1,083,828
4.687s, June 20, 2045			27,839	31,544
4.674s, April 20, 2065			265,884	301,064
4.667s, May 20, 2045			383,154	433,651
4.656s, May 20, 2045			502,752	569,017
4.655s, May 20, 2045			302,858	343,224
4.654s, June 20, 2045			272,097	308,375
4.634s, June 20, 2045			227,888	257,830
4.598s, May 20, 2045			518,157	585,372
4.554s, May 20, 2045			135,345	152,941
4.524s, June 20, 2065			62,864	70,697
4.516s, June 20, 2045			58,523	65,821
4 1/2s, TBA, April 1, 2046			2,000,000	2,148,438
4.491s, September 20, 2065			217,560	245,073
4.489s, October 20, 2065			255,709	288,732
4.468s, May 20, 2065			118,363	132,500
4.413s, June 20, 2065			28,835	32,312
4s, with due dates from April 20, 2045 to May 20, 2045			2,550,027	2,756,419
3 1/2s, with due dates from January 20, 2045 to June 20, 2045			7,201,879	7,650,179
3s, TBA, April 1, 2046			1,000,000	1,036,406

				19,089,839
U.S. Government Agency Mortgage Obligations (63.8%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030 to July 1, 2031			27,531	33,206
7s, with due dates from November 1, 2026 to May 1, 2032			253,440	294,293
5 1/2s, December 1, 2033			28,449	32,087
4s, with due dates from August 1, 2044 to March 1, 2046			784,157	841,113
3 1/2s, TBA, April 1, 2046			1,000,000	1,046,992

Federal National Mortgage Association Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030 to November 1, 2030			19,760	23,576
7s, with due dates from December 1, 2028 to December 1, 2035			518,134	612,746
6 1/2s, September 1, 2036			14,308	16,726
6s, January 1, 2038			232,542	265,947
5 1/2s, January 1, 2038			834,689	938,907
5s, February 1, 2039			26,067	28,881
4 1/2s, TBA, April 1, 2046			4,000,000	4,353,125
4s, with due dates from June 1, 2042 to March 1, 2046			6,092,251	6,576,181
4s, TBA, April 1, 2046			1,000,000	1,068,672
3 1/2s, with due dates from May 1, 2045 to January 1, 2046			3,823,727	4,034,841
3 1/2s, November 1, 2045(FWC)			490,659	518,143
3 1/2s, October 1, 2045(FWC)			489,676	517,029
3 1/2s, TBA, May 1, 2046			4,000,000	4,186,404
3 1/2s, TBA, April 1, 2046			6,000,000	6,291,563
3s, with due dates from April 1, 2043 to May 1, 2045			6,735,469	6,925,004
3s, TBA, May 1, 2046			4,000,000	4,095,003
3s, TBA, April 1, 2046			9,000,000	9,232,735

				51,933,174

Total U.S. government and agency mortgage obligations (cost $70,601,252)				$71,023,013

U.S. TREASURY OBLIGATIONS (24.7%)(a)
			Principal amount	Value

U.S. Treasury Bonds
6 1/4s, August 15, 2023			$990,000	$1,313,945
4 1/2s, August 15, 2039(SEGCCS)			7,201,000	9,860,869

U.S. Treasury Notes 0 5/8s, May 31, 2017(SEGSF)			8,927,000	8,921,682

Total U.S. treasury obligations (cost $18,754,306)				$20,096,496

MORTGAGE-BACKED SECURITIES (22.2%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (22.2%)

Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.038s, 2037			$44,892	$74,047
IFB Ser. 2979, Class AS, 22.674s, 2034			6,468	7,065
IFB Ser. 3072, Class SM, 22.197s, 2035			57,887	89,794
IFB Ser. 3065, Class DC, 18.551s, 2035			285,551	421,826
IFB Ser. 2990, Class LB, 15.831s, 2034			61,898	80,150
IFB Ser. 3232, Class KS, IO, 5.864s, 2036			264,926	45,286
IFB Ser. 4136, Class ES, IO, 5.814s, 2042			531,846	92,723
Ser. 4122, Class TI, IO, 4 1/2s, 2042			510,172	78,209
Ser. 4018, Class DI, IO, 4 1/2s, 2041			770,511	103,183
Ser. 4329, Class MI, IO, 4 1/2s, 2026			802,328	90,029
Ser. 4546, Class PI, IO, 4s, 2045			945,233	145,849
Ser. 4500, Class GI, IO, 4s, 2045			876,774	99,154
Ser. 4425, IO, 4s, 2045			986,168	118,419
Ser. 4452, Class QI, IO, 4s, 2044(F)			734,855	112,212
Ser. 4116, Class MI, IO, 4s, 2042			1,156,733	192,864
Ser. 4019, Class JI, IO, 4s, 2041			919,976	113,157
Ser. 3996, Class IK, IO, 4s, 2039			1,088,271	95,308
Ser. 4165, Class AI, IO, 3 1/2s, 2043			585,361	87,962
Ser. 4150, IO, 3 1/2s, 2043			437,797	77,711
Ser. 4136, Class IQ, IO, 3 1/2s, 2042			950,402	130,385
Ser. 4122, Class AI, IO, 3 1/2s, 2042			756,467	93,201
Ser. 4199, Class CI, IO, 3 1/2s, 2037			643,462	59,971
Ser. 304, Class C37, IO, 3 1/2s, 2027			639,825	68,081
Ser. 4150, Class DI, IO, 3s, 2043			697,924	80,043
Ser. 4141, Class PI, IO, 3s, 2042			661,041	75,735
Ser. 4158, Class TI, IO, 3s, 2042			1,691,359	193,847
Ser. 4165, Class TI, IO, 3s, 2042			1,791,054	189,493
Ser. 4171, Class NI, IO, 3s, 2042			1,027,170	103,857
Ser. 4183, Class MI, IO, 3s, 2042			555,243	57,523
Ser. 4201, Class JI, IO, 3s, 2041			909,588	82,392
Ser. 4215, Class EI, IO, 3s, 2032			718,315	75,181
Ser. 3939, Class EI, IO, 3s, 2026			834,266	58,575
Ser. 315, PO, zero %, 2043			1,274,130	1,027,424
Ser. 3835, Class FO, PO, zero %, 2041			1,122,887	972,437
Ser. 3391, PO, zero %, 2037			10,729	9,475
Ser. 3300, PO, zero %, 2037			5,956	5,321
Ser. 3326, Class WF, zero %, 2035			1,426	1,189

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.302s, 2036			36,300	71,590
IFB Ser. 06-8, Class HP, 22.979s, 2036			60,452	103,920
IFB Ser. 07-53, Class SP, 22.612s, 2037			68,788	107,319
IFB Ser. 08-24, Class SP, 21.696s, 2038			316,921	456,932
IFB Ser. 05-122, Class SE, 21.585s, 2035			79,468	118,914
IFB Ser. 05-75, Class GS, 18.951s, 2035			54,390	76,222
IFB Ser. 05-106, Class JC, 18.781s, 2035			76,328	116,979
IFB Ser. 05-83, Class QP, 16.268s, 2034			28,354	37,497
IFB Ser. 11-4, Class CS, 12.034s, 2040			163,763	202,322
IFB Ser. 11-123, Class KS, IO, 6.167s, 2041			192,692	27,218
IFB Ser. 11-123, Class GS, IO, 6.117s, 2041			991,225	142,489
IFB Ser. 11-147, Class SP, IO, 5.617s, 2042			1,106,712	149,406
IFB Ser. 13-103, Class SK, IO, 5.487s, 2043			297,268	72,336
Ser. 15-16, Class MI, IO, 4 1/2s, 2045			984,112	183,291
Ser. 409, Class 82, IO, 4 1/2s, 2040			470,542	73,693
Ser. 12-118, Class PI, IO, 4s, 2042			712,370	111,588
Ser. 12-96, Class PI, IO, 4s, 2041			487,414	62,994
Ser. 12-62, Class MI, IO, 4s, 2041			576,229	71,168
Ser. 409, Class C16, IO, 4s, 2040			693,272	103,757
Ser. 12-104, Class HI, IO, 4s, 2027			1,166,235	137,998
Ser. 15-10, Class AI, IO, 3 1/2s, 2043			1,187,317	126,561
Ser. 12-124, Class JI, IO, 3 1/2s, 2042			364,810	46,783
Ser. 13-22, Class PI, IO, 3 1/2s, 2042			896,742	135,630
Ser. 12-114, Class NI, IO, 3 1/2s, 2041			1,509,463	189,385
Ser. 13-55, Class IK, IO, 3s, 2043			578,153	64,695
Ser. 13-6, Class JI, IO, 3s, 2043			1,275,935	138,957
Ser. 12-151, Class PI, IO, 3s, 2043			520,502	61,784
Ser. 13-8, Class NI, IO, 3s, 2042			618,938	66,260
Ser. 12-145, Class TI, IO, 3s, 2042			603,612	50,100
Ser. 13-35, Class IP, IO, 3s, 2042(F)			655,344	61,716
Ser. 13-55, Class PI, IO, 3s, 2042			1,007,054	87,765
Ser. 13-53, Class JI, IO, 3s, 2041			721,075	73,045
Ser. 13-23, Class PI, IO, 3s, 2041			735,023	55,693
Ser. 13-30, Class IP, IO, 3s, 2041			1,057,237	85,234
Ser. 13-23, Class LI, IO, 3s, 2041			638,414	52,733
Ser. 14-28, Class AI, IO, 3s, 2040(F)			826,241	83,116
FRB Ser. 03-W8, Class 3F2, 0.783s, 2042			5,995	5,999
FRB Ser. 07-95, Class A3, 0.683s, 2036			1,868,618	1,802,238
Ser. 08-53, Class DO, PO, zero %, 2038			62,824	58,412
Ser. 07-44, Class CO, PO, zero %, 2037			20,749	17,820
FRB Ser. 88-12, Class B, zero %, 2018			210	209

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.264s, 2036			605,766	62,921
Ser. 14-133, Class IP, IO, 5s, 2044			692,435	123,018
Ser. 14-76, IO, 5s, 2044			923,167	159,208
Ser. 13-51, Class QI, IO, 5s, 2043			610,009	117,650
Ser. 13-3, Class IT, IO, 5s, 2043			390,390	67,875
Ser. 13-6, Class OI, IO, 5s, 2043			300,830	52,904
Ser. 13-16, Class IB, IO, 5s, 2040			250,223	9,995
Ser. 10-35, Class UI, IO, 5s, 2040			443,080	78,308
Ser. 10-9, Class UI, IO, 5s, 2040			1,396,815	241,562
Ser. 09-121, Class UI, IO, 5s, 2039			1,095,556	194,122
Ser. 12-129, IO, 4 1/2s, 2042			727,306	142,734
Ser. 11-18, Class PI, IO, 4 1/2s, 2040			465,436	50,379
Ser. 10-35, Class AI, IO, 4 1/2s, 2040			1,005,235	163,220
Ser. 10-35, Class QI, IO, 4 1/2s, 2040			363,979	59,352
Ser. 10-9, Class QI, IO, 4 1/2s, 2040			289,719	46,113
Ser. 09-121, Class BI, IO, 4 1/2s, 2039			257,795	54,941
Ser. 09-121, Class CI, IO, 4 1/2s, 2039			1,182,998	232,632
Ser. 11-81, Class PI, IO, 4 1/2s, 2037			219,449	5,186
Ser. 15-53, Class MI, IO, 4s, 2045			686,243	151,227
Ser. 15-40, IO, 4s, 2045			462,204	96,516
Ser. 13-165, Class IL, IO, 4s, 2043			291,581	45,638
Ser. 12-56, Class IB, IO, 4s, 2042			911,301	140,630
Ser. 12-47, Class CI, IO, 4s, 2042			401,910	61,163
Ser. 14-104, IO, 4s, 2042			773,996	127,864
Ser. 14-4, Class IK, IO, 4s, 2039			546,587	49,961
Ser. 11-71, Class IK, IO, 4s, 2039			552,260	58,917
Ser. 10-114, Class MI, IO, 4s, 2039			850,576	66,862
Ser. 14-182, Class BI, IO, 4s, 2039			929,544	137,615
Ser. 10-116, Class QI, IO, 4s, 2034			98,270	1,720
Ser. 16-4, Class JI, IO, 3 1/2s, 2046			1,480,520	164,589
Ser. 13-79, Class PI, IO, 3 1/2s, 2043			724,121	71,652
Ser. 15-168, Class IG, IO, 3 1/2s, 2043			1,116,965	119,760
Ser. 13-37, Class JI, IO, 3 1/2s, 2043			529,799	48,138
Ser. 13-27, Class PI, IO, 3 1/2s, 2042			473,581	42,973
Ser. 12-136, IO, 3 1/2s, 2042			909,007	176,534
Ser. 14-46, Class JI, IO, 3 1/2s, 2041			437,451	59,845
Ser. 13-18, Class GI, IO, 3 1/2s, 2041			606,947	72,712
Ser. 12-71, Class JI, IO, 3 1/2s, 2041			461,005	31,865
Ser. 14-102, Class IG, IO, 3 1/2s, 2041			411,893	48,436
Ser. 15-52, Class KI, IO, 3 1/2s, 2040			1,086,524	116,095
Ser. 12-48, Class KI, IO, 3 1/2s, 2039			528,284	42,424
Ser. 14-147, Class MI, IO, 3 1/2s, 2039			1,083,282	52,637
Ser. 15-138, Class AI, IO, 3 1/2s, 2039			181,520	19,740
Ser. 15-99, Class TI, IO, 3 1/2s, 2039			1,182,653	133,108
Ser. 15-24, Class AI, IO, 3 1/2s, 2037			1,020,306	134,286
Ser. 14-160, Class IB, IO, 3s, 2040			1,831,540	152,750
Ser. 14-141, Class CI, IO, 3s, 2040			529,664	51,808
Ser. 14-174, Class AI, IO, 3s, 2029			872,403	90,309
Ser. 15-H22, Class GI, IO, 2.564s, 2065			1,689,506	249,202
Ser. 16-H03, Class AI, IO, 2.051s, 2066			1,853,873	210,389
Ser. 15-H20, Class CI, IO, 2.021s, 2065			1,749,877	211,268
Ser. 15-H24, Class HI, IO, 2.02s, 2065			1,620,902	143,126
FRB Ser. 15-H16, Class XI, IO, 2s, 2065			1,085,947	137,807
Ser. 15-H25, Class BI, IO, 1.989s, 2065			1,244,965	149,022
Ser. 15-H22, Class AI, IO, 1.927s, 2045			1,914,000	227,575
Ser. 15-H10, Class HI, IO, 1.915s, 2065			3,072,115	355,136
Ser. 15-H23, Class TI, IO, 1.885s, 2065			1,301,854	155,962
Ser. 16-H04, Class KI, IO, 1.883s, 2066			1,989,909	191,684
Ser. 14-H21, Class AI, IO, 1.696s, 2064			1,867,958	199,124
FRB Ser. 11-H07, Class FI, IO, 1.226s, 2061			5,331,309	276,695
Ser. 10-151, Class KO, PO, zero %, 2037			57,152	49,662
Ser. 06-36, Class OD, PO, zero %, 2036			3,256	2,867

				18,090,259

Total mortgage-backed securities (cost $19,886,909)				$18,090,259

ASSET-BACKED SECURITIES (1.0%)(a)
			Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.433s, 2017			$815,000	$815,000

Total asset-backed securities (cost $815,000)				$815,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.5%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Barclays Bank PLC

1.73875/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.73875		$12,537,200	$135,903

(2.15625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/2.15625		12,537,200	125

Citibank, N.A.

(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087		11,086,500	11

Credit Suisse International

(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915		1,467,600	29,041

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315		1,467,600	11,827

Goldman Sachs International

1.149/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.149		17,551,100	102,498

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625		11,086,500	11

JPMorgan Chase Bank N.A.

(1.805)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.805		29,498,200	58,996

1.445/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.445		29,498,200	34,218

2.19/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.19		940,300	11,801

(1.365)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.365		28,544,600	7,422

2.15/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.15		940,300	5,153

0.975/3 month USD-LIBOR-BBA/Apr-21	Apr-16/0.975		28,544,600	3,997

Total purchased swap options outstanding (cost $1,013,264)				$401,003

PURCHASED OPTIONS OUTSTANDING (0.2%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/$101.16		$5,000,000	$12,500

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.91		5,000,000	9,900

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/101.30		3,000,000	8,550

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/101.22		3,000,000	7,950

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/101.11		3,000,000	7,200

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.84		3,000,000	5,610

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/102.91		3,000,000	22,020

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/102.81		3,000,000	20,160

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/102.69		3,000,000	17,850

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/102.59		3,000,000	16,230

Total purchased options outstanding (cost $301,252)				$127,970

SHORT-TERM INVESTMENTS (9.8%)(a)
			Principal amount/shares	Value

Interest in $315,159,000 joint tri-party repurchase agreement dated 3/31/16 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 4/1/16 - maturity value of $3,000,024 for an effective yield of 0.29% (collateralized by a mortgage backed security with a coupon rate of 4.000% and a due date of 5/20/42, valued at $321,462,180)			$3,000,000	$3,000,000

Putnam Money Market Liquidity Fund 0.30%(AFF)		Shares	4,736,677	4,736,677

U.S. Treasury Bills 0.32%, May 12, 2016(SEG)			$101,000	100,989

U.S. Treasury Bills 0.29%, April 21, 2016(SEG)			12,000	11,999

U.S. Treasury Bills 0.07%, April 14, 2016(SEG)			75,000	74,997

U.S. Treasury Bills 0.20%, April 7, 2016			30,000	30,000

Total short-term investments (cost $7,954,637)				$7,954,662

TOTAL INVESTMENTS

Total investments (cost $119,326,620)(b)				$118,508,403

FUTURES CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	5	$822,188	Jun-16	$(11,260)
U.S. Treasury Bond Ultra 30 yr (Long)	5	862,656	Jun-16	(15,244)
U.S. Treasury Note 2 yr (Long)	42	9,187,500	Jun-16	(2,287)
U.S. Treasury Note 5 yr (Long)	86	10,420,109	Jun-16	9,907
U.S. Treasury Note 10 yr (Long)	7	912,734	Jun-16	(6,381)
U.S. Treasury Note Ultra 10 yr (Short)	8	1,126,000	Jun-16	(3,680)

Total				$(28,945)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/16 (premiums $1,173,985) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC

1.9475/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	$6,268,600	$1,504
(1.9475)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	6,268,600	174,455
Citibank, N.A.

2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	11,086,500	11
2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	11,086,500	11
Credit Suisse International

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	1,467,600	62,226
Goldman Sachs International

1.399/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.399	17,551,100	18
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	22,173,000	22
JPMorgan Chase Bank N.A.

(2.27)/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.27	940,300	29,008
(1.17)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	14,272,300	29,544
1.17/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	14,272,300	43,102
(1.625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.625	14,749,100	79,498
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	910,000	94,967
1.625/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.625	14,749,100	126,400

Total			$640,766

WRITTEN OPTIONS OUTSTANDING at 3/31/16 (premiums $301,250) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/$100.45	$5,000,000	$6,400
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.20	5,000,000	5,000
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.63	3,000,000	4,530
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.56	3,000,000	4,260
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.44	3,000,000	3,780
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/99.75	5,000,000	3,200
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.19	3,000,000	2,940
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	5,000,000	2,450
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/99.95	3,000,000	2,340
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/99.91	3,000,000	2,220
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/99.77	3,000,000	1,950
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/99.53	3,000,000	1,530
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/102.14	3,000,000	9,780
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/102.05	3,000,000	8,730
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/101.92	3,000,000	7,470
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/101.83	3,000,000	6,600
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/101.38	3,000,000	3,570
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/101.28	3,000,000	3,120
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/101.16	3,000,000	2,610
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-16/101.06	3,000,000	2,280

Total			$84,760

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.

2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	$1,461,325	$(35,807)	$30,805
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	1,461,325	(37,131)	22,358
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	2,914,000	(19,267)	1,952
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	5,827,900	(40,941)	1,690
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	1,461,325	(38,883)	(35,550)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	1,461,325	(40,917)	(38,155)
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	6,400,600	42,404	41,860
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	6,400,600	40,917	40,260
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	5,827,900	17,845	(10,315)
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	11,655,800	37,299	(19,116)
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	6,400,600	36,850	(38,148)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	6,400,600	36,483	(48,259)

Total			$(1,148)	$(50,618)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/16 (proceeds receivable $15,691,680) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3 1/2s, April 1, 2046	$1,000,000	4/13/16	$1,046,992
Federal National Mortgage Association, 4s, April 1, 2046	3,000,000	4/13/16	3,206,016
Federal National Mortgage Association, 3 1/2s, April 1, 2046	4,000,000	4/13/16	4,194,375
Federal National Mortgage Association, 3s, April 1, 2046	4,000,000	4/13/16	4,103,438
Government National Mortgage Association, 4s, April 1, 2046	1,000,000	4/20/16	1,069,297
Government National Mortgage Association, 3 1/2s, April 1, 2046	2,000,000	4/20/16	2,114,375

Total			$15,734,493

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$6,268,600		$81,409	3/30/26	1.91%	3 month USD-LIBOR-BBA	$(74,918)
	2,760,200		(36)	3/16/26	3 month USD-LIBOR-BBA	1.79701%	40,968
	18,242,500	(E)	41,007	6/15/18	1.20%	3 month USD-LIBOR-BBA	(67,992)
	6,649,400	(E)	46,837	6/15/26	1.90%	3 month USD-LIBOR-BBA	(88,392)
	10,157,900	(E)	(3,237)	6/15/21	3 month USD-LIBOR-BBA	1.45%	105,320
	1,723,900		(23)	3/17/26	1.787%	3 month USD-LIBOR-BBA	(23,901)
	2,760,200		(36)	3/16/26	3 month USD-LIBOR-BBA	1.79882%	41,439
	2,760,200		(36)	3/16/26	3 month USD-LIBOR-BBA	1.8005%	41,880
	2,760,200		(36)	3/16/26	3 month USD-LIBOR-BBA	1.80312%	42,565
	2,760,200		(36)	3/16/26	3 month USD-LIBOR-BBA	1.80242%	42,382
	642,900	(E)	(4,387)	6/15/46	3 month USD-LIBOR-BBA	2.25%	9,854
	112,800	(E)	(4)	4/5/46	2.2375%	3 month USD-LIBOR-BBA	(2,536)
	1,700,000		(22)	3/18/26	1.78722%	3 month USD-LIBOR-BBA	(23,540)
	1,700,000		(22)	3/18/26	1.79757%	3 month USD-LIBOR-BBA	(25,207)
	2,910,700		(38)	3/21/26	1.7325%	3 month USD-LIBOR-BBA	(24,828)
	2,910,700		(38)	3/21/26	1.73%	3 month USD-LIBOR-BBA	(24,139)
	376,100		(5)	3/30/26	1.73%	3 month USD-LIBOR-BBA	(2,973)

	Total		$161,297	$(34,018)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$278,305	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(2,426)
207,583	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,810)
Barclays Bank PLC
300,203	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,618
247,727	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,199)
61,466	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	344
126,252	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(239)
511,921	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	2,867
11,238	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(4)
92,771	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	118
243,568	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,313
410,527	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(1,826)
158,119	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(61)
186,461	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,703
344,443	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,003
13,993	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(139)
1,638,821	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(4,564)
683,872	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,084
7,902,812	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	21,174
6,330,247	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(21,882)
Citibank, N.A.
90,118	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	241
Credit Suisse International
281,915	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	2,574
801,845	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,991)
232,377	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(2,342)
29,894	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(297)
176,653	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,147)
128,889	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,567)
126,997	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(1,736)
404,360	(2,338)	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	1,407
Goldman Sachs International
315,561	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(122)
243,447	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(94)
761,468	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(1,440)
305,791	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(118)
614,775	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,457)
614,775	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,457)
451,713	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,561)
169,696	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(587)
134,785	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,217)
1,226	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(2)
315,546	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(597)
75,306	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(657)
618,754	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,139)
22,927	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(79)
61,158	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(211)
68,951	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(27)
345,829	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(133)
410,813	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,646)
454,991	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,038)
534,549	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(1,011)
485,544	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,310)
13,424	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(117)
360,768	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	3,295
JPMorgan Chase Bank N.A.
388,972	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,391)
32,742	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(285)
360,472	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	3,295

Total	$(2,338)	$(42,890)

Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2016 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $81,446,632.
(b)	The aggregate identified cost on a tax basis is $119,523,983, resulting in gross unrealized appreciation and depreciation of $2,550,163 and $3,565,743, respectively, or net unrealized depreciation of $1,015,580.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$5,319,463	$8,827,757	$9,410,543	$4,852	$4,736,677
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
At the close of the reporting period, the fund maintained liquid assets totaling $52,989,850 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $360,697 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $265,840 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$—	$815,000
Mortgage-backed securities	—	15,859,964	2,230,295
Purchased options outstanding	—	127,970	—
Purchased swap options outstanding	—	401,003	—
U.S. government and agency mortgage obligations	—	71,023,013	—
U.S. treasury obligations	—	20,096,496	—
Short-term investments	4,736,677	3,217,985	—

Totals by level	$4,736,677	$110,726,431	$3,045,295

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(28,945)	$—	$—
Written options outstanding	—	(84,760)	—
Written swap options outstanding	—	(640,766)	—
Forward premium swap option contracts	—	(50,618)	—
TBA sale commitments	—	(15,734,493)	—
Interest rate swap contracts	—	(195,315)	—
Total return swap contracts	—	(40,552)	—

Totals by level	$(28,945)	$(16,746,504)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of December 31, 2015	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of March 31, 2016

Asset-backed securities	$—	$—	$—	$—	$815,000	$—	$—	$—	$815,000
Mortgage-backed securities	$1,404,508	(70,387)	—	58,220	837,954	—	—	—	$2,230,295
U.S. government and agency mortgage obligations	$274,278	—	—	14,454	—	—	—	(288,732)	$—

Totals	$1,678,786	$(70,387)	$—	$72,674	$1,652,954	$—	$—	$(288,732)	$3,045,295

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $58,220 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Interest rate contracts	$1,056,391	$1,568,374

Total	$1,056,391	$1,568,374

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$27,800,000
Purchased swap option contracts (contract amount)		$179,400,000
Written TBA commitment option contracts (contract amount)		$56,300,000
Written swap option contracts (contract amount)		$166,500,000
Futures contracts (number of contracts)		200
Centrally cleared interest rate swap contracts (notional)		$116,700,000
OTC total return swap contracts (notional)		$30,700,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$—	$—	299,435	$—	$—	$—	$—	$—	$299,435
	OTC Total return swap contracts*#	—	33,224	—	241	6,319	3,295	3,295	—	46,374
	Futures contracts§	—	—	—	—	—	—	—	30,500	30,500
	Forward premium swap option contracts#	—	—	—	—	—	—	138,925	—	138,925
	Purchased swap options#	—	136,028	—	11	40,868	102,509	121,587	—	401,003
	Purchased options#	—	—	—	—	—	—	127,970	—	127,970
	Repurchase agreements	—	—	—	—	—	—	—	3,000,000	3,000,000

	Total Assets	$—	$169,252	$299,435	$252	$47,187	$105,804	$391,777	$3,030,500	$4,044,207

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	—	321,492	—	—	—	—	—	321,492
	OTC Total return swap contracts*#	4,236	30,914	—	—	15,080	33,020	3,676	—	86,926
	Futures contracts§	—	—	—	—	—	—	—	—	—
	Forward premium swap option contracts#	—	—	—	—	—	—	189,543	—	189,543
	Written swap options#	—	175,959	—	22	62,226	40	402,519	—	640,766
	Written options#	—	—	—	—	—	—	84,760	—	84,760

	Total Liabilities	$4,236	$206,873	$321,492	$22	$77,306	$33,060	$680,498	$—	$1,323,487

	Total Financial and Derivative Net Assets	$(4,236)	$(37,621)	$(22,057)	$230	$(30,119)	$72,744	$(288,721)	$3,030,500	$2,720,720
	Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$(265,840)	$3,000,000
	Net amount	$(4,236)	$(37,621)	$(22,057)	$230	$(30,119)	$72,744	$(22,881)	$30,500

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 27, 2016